UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21306
                                   ---------

                          FRANKLIN MUTUAL RECOVERY FUND
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

             101 JOHN F. KENNEDY PARKWAY, SHORT HILLS, NJ 07078-2702
             --------------------------------------------------------
               (Address of principal executive offices) (Zip code)

        MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        -------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (210) 912-2100
                                                           --------------

Date of fiscal year end: 03/31
                         -----

Date of reporting period: 3/31/05
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.



                               [GRAPHIC OMITTED]

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                                                            MARCH 31, 2005
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         ANNUAL REPORT AND SHAREHOLDER LETTER          |         VALUE
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                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o Templeton o MUTUAL SERIES

                               THANK YOU FOR YOUR
                               CONTINUED PARTICIPATION

                               At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE          Mutual Series is part of Franklin Templeton
                               Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies. Franklin is a leader in tax-free fund management and an expert in U.S. equity and fixed income investing. Templeton pioneered international investing and, with offices in over 25 countries, offers the broadest global reach in the industry.

TRUE DIVERSIFICATION           Because these management groups work
                               independently and adhere to distinctly different investment approaches, Franklin, Templeton and
                               Mutual Series funds typically have a low overlap of securities. That's why the funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST      Franklin Templeton Investments seeks to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped the firm become one of the most trusted names in financial services.

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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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                               [GRAPHIC OMITTED]

Not part of the annual report

                                    CONTENTS

SHAREHOLDER LETTER ......................................................    1

ANNUAL REPORT

Franklin Mutual Recovery Fund ...........................................    4

Performance Summary .....................................................   10

Your Fund's Expenses ....................................................   15

The Fund's Repurchase Offers ............................................   17

Financial Highlights and Statement of Investments .......................   18

Financial Statements ....................................................   27

Notes to Financial Statements ...........................................   32

Report of Independent Registered Public Accounting Firm .................   44

Tax Designation .........................................................   45

Board Members and Officers ..............................................   46

Shareholder Information .................................................   50

SHAREHOLDER LETTER

Dear Shareholder:

We are pleased to bring you Franklin Mutual Recovery Fund's annual report for the Fund's fiscal year ended March 31, 2005.

The Fund seeks investment opportunities among distressed companies, risk arbitrage and other special situations including undervalued stocks. The fiscal year under review represented a transition period for the Fund. Calendar years 2002 and 2003 saw an extraordinary increase in the supply of distressed debt. This resulted in large part from the highly publicized allegations of accounting fraud and inadequate corporate governance at various U.S. companies, which helped lead to the meltdown in valuations in the telecommunications and merchant power and utility industries.

As the corporate restructurings caused by these valuation shifts have run their course and overall U.S. economic and market conditions have stabilized and improved, the supply of distressed securities fell significantly over the Fund's fiscal year. During the period, certain stocks and other securities the Fund received in exchange for distressed debt positions experienced gratifying price appreciation and we sold them. The combination of decreased new supply and liquidations of existing positions resulted in a decline of the Fund's distressed and post-reorganized holdings from 51.5% to 34.1% of the Fund's total assets during the past fiscal year.

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Log in at franklintempleton.com and click on eDelivery. Shareholders who are
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accounts are eligible for eDelivery.

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NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                               Not part of the annual report | 1

Consistent with our thesis that the quality and quantity of distressed securities tends to be inversely correlated with the level of corporate merger activity and attendant arbitrage opportunities, the volume of announced deals increased significantly in the latter half of the year under review. Consequently, while the Fund's distressed debt exposure declined, gross arbitrage exposure increased during the period.

We continue seeking to identify attractive special situation investments for the Fund. We define a special situation as a security with an investment return driven primarily by the economics of the underlying business's prospects rather than the stock market's overall movements. These investments range from undervalued equities with potential catalysts to unlock value, to private equity investments, to attractively priced debt instruments. Working closely with the portfolio managers and analysts for all of the Mutual Series Funds, we are pleased with the quality and volume of opportunities we found. Thus, an increase in special situation investments was the primary driver making up for the decrease in distressed and post-restructured positions. At the end of the Fund's fiscal year, approximately 9.6% of the Fund's total assets were invested in private deals. These positions can be expected to be less liquid than holdings in publicly traded securities.

Although we are unable to predict the future, we think the increased supply of high yield debt and leveraged corporate bank loans since 2003, combined with substantial mortgage debt and consumer-related borrowing, should create new distressed opportunities during the latter part of the Fund's new fiscal year.

In the enclosed annual report for Franklin Mutual Recovery Fund, the portfolio managers discuss market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, read timely commentary from portfolio managers, and find helpful financial planning tools. We hope you will take advantage of these online services.


2 |  Not part of the annual report

We are pleased with the Fund's performance during the year under review and will continue to be diligent in identifying opportunities that we believe offer Fund shareholders attractive risk-adjusted returns. We thank you for your support and interest in Franklin Mutual Recovery Fund.

Sincerely,


/s/ Michael J. Embler

Michael J. Embler

Portfolio Manager
Franklin Mutual Recovery Fund

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2005. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT HAVE BEEN OBTAINED FROM SOURCES CONSIDERED RELIABLE.


                                               Not part of the annual report | 3

ANNUAL REPORT

FRANKLIN MUTUAL RECOVERY FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Mutual Recovery Fund's goal is capital appreciation. The Fund seeks to achieve superior risk-adjusted returns with a moderate correlation to U.S. equity markets by investing in distressed companies, risk arbitrage securities and undervalued securities. The Fund may take long and short positions.

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PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE
FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

TOP 10 SECTORS/INDUSTRIES

3/31/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Media                                                                       9.0%
--------------------------------------------------------------------------------
Health Care Providers & Services                                            6.2%
--------------------------------------------------------------------------------
Insurance                                                                   5.4%
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Hotels, Restaurants & Leisure                                               5.4%
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Wireless Telecommunication Services                                         4.8%
--------------------------------------------------------------------------------
Food Products                                                               4.5%
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Machinery                                                                   4.1%
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Tobacco                                                                     4.1%
--------------------------------------------------------------------------------
Airlines                                                                    4.0%
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Construction Materials                                                      3.6%
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We are pleased to bring you Franklin Mutual Recovery Fund's annual report for the fiscal year ended March 31, 2005.

PERFORMANCE OVERVIEW

Franklin Mutual Recovery Fund - Class A delivered a 11.92% cumulative total return for the 12 months under review. The Fund outperformed the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index and the Standard & Poor's 500 Composite Index (S&P 500), which posted -0.82% and 6.69% cumulative total returns during the same time.(1) You can find more of the Fund's performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended March 31, 2005, domestic economic expansion showed staying power across most industries, sectors and regions. Gross domestic product (GDP) rose at an estimated 3.6% rate, benefiting from greater business investment, sizable inventory buildup and consumer spending. Although booming demand for imported goods and materials fueled the widening trade gap, U.S. dollar depreciation supported manufacturing activity and made U.S. exports more competitive in the global market.

(1) Sources: Bloomberg LP; Standard & Poor's Micropal. The Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index is designed as a transparent benchmark for the U.S. government bond market. The index is unmanaged and includes price appreciation/depreciation only. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


4 | Annual Report

The labor market firmed as employment increased and the unemployment rate dropped from 5.7% to 5.2% during the year under review.(2) Hiring rebounded in many industries, bolstered by healthy business spending and solid business confidence. Soaring energy prices cooled consumer sentiment, but core retail sales held strong.

The Federal Reserve Board (Fed) raised the federal funds target rate from 1.00% to 2.75% and said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability. Inflation remained relatively contained for the 12 months ended March 31, 2005, as measured by the 2.3% rise for the core Consumer Price Index, which excludes volatile food and energy costs. Pricing pressures were somewhat eased by continued competition, globalization and offshoring, as companies held back in passing along higher commodity and energy costs to consumers.

Despite a generally strong economy and improving corporate fundamentals, investors faced a stock market influenced partly by rising but contained inflation, the fluctuating dollar, rising energy prices and interest rate hikes during the period. Corporate profits rebounded in the latter half of the period. Dividend payments surged to a record level, with U.S. companies paying out $181 billion in 2004.(3) The pace of initial public offerings (IPOs) remained strong through much of the reporting period, supporting investor confidence. The blue chip stocks of the Dow Jones Industrial Average gained 3.59% for the year under review, while the broader S&P 500 rose 6.69%, and the technology-heavy NASDAQ Composite Index increased 0.84%.(4)

INVESTMENT STRATEGY

We follow a distinctive investment approach and can seek investments in distressed companies, risk arbitrage and undervalued stocks. The availability of investments at attractive prices in each of these categories varies with market cycles. Therefore, the percentage of the Fund's assets invested in each of these areas will fluctuate as we attempt to take advantage of opportunities afforded by cyclical changes. We employ rigorous, fundamental analysis to find compelling situations. Our approach to successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its asset value based on such factors as book

(2)   Source: Bureau of Labor Statistics.

(3) Source: Standard & Poor's, "2004 Buybacks Soar to Record Levels, Says S&P," STANDARDANDPOORS.COM, 4/7/05.

(4) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.

TOP 10 HOLDINGS

3/31/05

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Adelphia Communications Corp.
& Affiliated Issuers                                                        6.6%
  MEDIA, U.S.
--------------------------------------------------------------------------------
Ace Aviation Holdings Inc.                                                  4.0%
  AIRLINES, CANADA
--------------------------------------------------------------------------------
Occum Acquisition Corp.                                                     3.6%
  INSURANCE, U.S.
--------------------------------------------------------------------------------
Owens Corning                                                               3.6%
  CONSTRUCTION MATERIALS, U.S.
--------------------------------------------------------------------------------
Telewest Global Inc.                                                        3.6%
  DIVERSIFIED TELECOMMUNICATION
  SERVICES, U.K.
--------------------------------------------------------------------------------
Nextel Communications Inc., A                                               3.5%
  WIRELESS TELECOMMUNICATION
  SERVICES, U.S.
--------------------------------------------------------------------------------
Guidant Corp.                                                               3.3%
  HEALTH CARE EQUIPMENT & SUPPLIES, U.S.
--------------------------------------------------------------------------------
Weyerhaeuser Co.                                                            3.2%
  PAPER & FOREST PRODUCTS, U.S.
--------------------------------------------------------------------------------
Trump Atlantic                                                              3.1%
  HOTELS, RESTAURANTS & LEISURE, U.S.
--------------------------------------------------------------------------------
NTL Inc.                                                                    3.1%
  DIVERSIFIED TELECOMMUNICATION
  SERVICES, U.K.
--------------------------------------------------------------------------------


                                                               Annual Report | 5

PORTFOLIO BREAKDOWN

3/31/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Equity                                                                     54.2%
--------------------------------------------------------------------------------
Fixed Income                                                               24.8%
--------------------------------------------------------------------------------
Short-Term Investments &
Other Net Assets                                                           21.0%
--------------------------------------------------------------------------------

value, cash flow potential, long-term earnings and earnings multiples. We may invest in distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

MANAGER'S DISCUSSION

At the end of the period, the Fund was 79% invested, with approximately 34.1% of total assets in positions we classified as distressed or post-reorganization. The portfolio's net risk arbitrage exposure remained relatively flat since our March 2004 report, at 10% of total net assets. However, gross exposure increased with the upsurge in deals in the past several months. Special situation value investments represented the balance of the invested assets.

The Fund's positive performance during the 12-month period was driven primarily by distressed and post-restructured securities. Notable performers included NRG Energy and Telewest Global stocks, which we acquired as a result of converting distressed debt into equity in court-supervised restructurings; and Owens Corning bank debt, which is operating in Chapter 11 due to asbestos liability.

NRG is a merchant energy company formerly owned by utility holding company Xcel Energy. The company went bankrupt when its largely debt financed energy expansion projects foundered following Enron's demise and California's power crisis. The company emerged from bankruptcy in December 2003 and its stock has enjoyed strong price performance since then. We sold our NRG stock during the period.

Telewest, the second largest cable company in the U.K., completed its Scheme of Arrangement (the U.K. equivalent of Chapter 11) in summer 2004 and has also appreciated since emerging from bankruptcy. As we did with NRG, we acquired the bulk of our Telewest stock in exchange for bonds at a deep discount.


6 | Annual Report

Owens Corning, a building products manufacturer, is one of the largest companies driven into bankruptcy by pending asbestos tort claims. We have an investment in this company's bank debt, which we believe is senior to the unsecured bond claims and tort claims outstanding in the bankruptcy. This case has been characterized by significant litigation, the outcome of which is not yet resolved but appeared to favor the bank debt, which traded at a price nearly twice the level of the bonds.

The only position with a significant negative impact on the Fund during the year was debt issued by Eurotunnel Group, which operates the tunnel under the English Channel between France and England. At the start of the Fund's fiscal year, shareholders ousted the company's incumbent board of directors and management team. This event, combined with disappointing operating results for the balance of the calendar year, caused our position to decline significantly in value. This is a developing distressed situation and we are active on the committee of financiers attempting to begin restructuring negotiations with the company.

Although we have significant investments outside the U.S. (primarily in western Europe and Canada), we typically fully hedge the Fund's foreign currency exposure. Therefore, the past fiscal year's U.S. dollar weakness did not have a material impact on the Fund's performance.


                                                               Annual Report | 7

Thank you for your interest and participation in Franklin Mutual Recovery Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]                         /s/ Michael J. Embler

                                        Michael J. Embler
                                        Portfolio Manager


[PHOTO OMITTED]                         /s/ Christian Correa

                                        Christian Correa
                                        Assistant Portfolio Manager

                                        Franklin Mutual Recovery Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


8 |  Annual Report

--------------------------------------------------------------------------------
MICHAEL EMBLER is portfolio manager of Franklin Mutual Recovery Fund and senior vice president of Franklin Mutual Advisers, LLC (Mutual Series). Mr. Embler's primary responsibilities include the analysis and trading of bankrupt and distressed securities, and oversight of many of the Mutual Series Funds' special situation investment strategies. He has managed Franklin Mutual Recovery Fund since its inception.

Prior to joining Mutual Series in 2001, Mr. Embler was portfolio manager of a proprietary special situation investment fund at Nomura Holding America, Inc. He was also a vice president at Dow Jones Federal Filings Inc. where he was the co-founder of THE DAILY BANKRUPTCY REVIEW. Mr. Embler has 12 years of experience in the financial services industry. Mr. Embler holds a bachelor of arts degree in economics from State University of New York at Albany and an M.B.A. with a finance concentration from George Washington University.

CHRISTIAN CORREA assumed responsibility as assistant portfolio manager for Franklin Mutual Recovery Fund in November 2004. He is also a research analyst for Franklin Mutual Advisers, LLC (Mutual Series) specializing in global risk arbitrage and event-driven situations. Mr. Correa joined Mutual Series in 2003 from Lehman Brothers Holdings Inc., where he covered U.S. risk arbitrage and special situations.

Mr. Correa is a graduate of Harvard Law School, holds an M.A. in economics from Northwestern University and a B.A. in philosophy, politics and economics from Claremont McKenna College. He is also a CFA charterholder, and a member of the New York Society of Security Analysts.
--------------------------------------------------------------------------------


                                                               Annual Report | 9

PERFORMANCE SUMMARY AS OF 3/31/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FMRAX)                        CHANGE     3/31/05    3/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.71     $12.62     $11.91
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/04-3/31/05)
--------------------------------------------------------------------------------
Dividend Income                     $0.0443
--------------------------------------------------------------------------------
Short-Term Capital Gain             $0.6713
--------------------------------------------------------------------------------
Long-Term Capital Gain              $0.0135
--------------------------------------------------------------------------------
         TOTAL                      $0.7291
--------------------------------------------------------------------------------
CLASS B (SYMBOL: N/A)                          CHANGE     3/31/05    3/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.68     $12.57     $11.89
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/04-3/31/05)
--------------------------------------------------------------------------------
Short-Term Capital Gain             $0.6713
--------------------------------------------------------------------------------
Long-Term Capital Gain              $0.0135
--------------------------------------------------------------------------------
         TOTAL                      $0.6848
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FCMRX)                        CHANGE     3/31/05    3/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.68     $12.57     $11.89
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/04-3/31/05)
--------------------------------------------------------------------------------
Short-Term Capital Gain             $0.6713
--------------------------------------------------------------------------------
Long-Term Capital Gain              $0.0135
--------------------------------------------------------------------------------
         TOTAL                      $0.6848
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FMRVX)                  CHANGE     3/31/05    3/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.73     $12.65     $11.92
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/04-3/31/05)
--------------------------------------------------------------------------------
Dividend Income                     $0.0714
--------------------------------------------------------------------------------
Short-Term Capital Gain             $0.6713
--------------------------------------------------------------------------------
Long-Term Capital Gain              $0.0135
--------------------------------------------------------------------------------
         TOTAL                      $0.7562
--------------------------------------------------------------------------------

Franklin Mutual Recovery Fund paid distributions derived from long-term capital gains of 1.35 cents ($0.0135) per share in December 2004. The Fund designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


10 | Annual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------
CLASS A                                       1-YEAR      INCEPTION (11/3/03)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    11.92%                 21.02%
--------------------------------------------------------------------------------
Average Annual Total Return(2)                 5.49%                  9.80%
--------------------------------------------------------------------------------
Value of $10,000 Investment(3)             $ 10,549               $ 11,407
--------------------------------------------------------------------------------
CLASS B                                       1-YEAR      INCEPTION (11/3/03)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    11.30%                 20.11%
--------------------------------------------------------------------------------
Average Annual Total Return(2)                 7.30%                 11.19%
--------------------------------------------------------------------------------
Value of $10,000 Investment(3)             $ 10,730               $ 11,611
--------------------------------------------------------------------------------
CLASS C                                       1-YEAR      INCEPTION (11/3/03)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    11.21%                 20.09%
--------------------------------------------------------------------------------
Average Annual Total Return(2)                10.21%                 13.89%
--------------------------------------------------------------------------------
Value of $10,000 Investment(3)             $ 11,021               $ 12,009
--------------------------------------------------------------------------------
ADVISOR CLASS                                 1-YEAR       INCEPTION (6/2/03)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    12.33%                 34.98%
--------------------------------------------------------------------------------
Average Annual Total Return(2)                12.33%                 17.81%
--------------------------------------------------------------------------------
Value of $10,000 Investment(3)             $ 11,233               $ 13,498
--------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS A                            3/31/05
------------------------------------------
1-Year                               5.49%
------------------------------------------
Since Inception (11/3/03)            9.80%
------------------------------------------

CLASS A (11/3/03-3/31/05)

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

               FRANKLIN MUTUAL      BLOOMBERG/EFFAS U.S. GOVT.
                  RECOVERY                3-5 YEAR TOTAL
    DATE            FUND                   RETURN INDEX(4)            S&P 500(4)
  11/3/2003        $ 9,422                    $10,000                  $10,000
 11/30/2003        $ 9,651                    $ 9,982                  $10,088
 12/31/2003        $10,008                    $10,085                  $10,617
  1/31/2004        $10,154                    $10,140                  $10,811
  2/29/2004        $10,281                    $10,255                  $10,962
  3/31/2004        $10,188                    $10,350                  $10,796
  4/30/2004        $10,094                    $10,050                  $10,627
  5/31/2004        $10,068                    $10,022                  $10,773
  6/30/2004        $10,264                    $10,064                  $10,982
  7/31/2004        $10,111                    $10,122                  $10,619
  8/31/2004        $10,247                    $10,303                  $10,661
  9/30/2004        $10,324                    $10,300                  $10,777
 10/31/2004        $10,341                    $10,366                  $10,941
 11/30/2004        $10,971                    $10,236                  $11,384
 12/31/2004        $11,320                    $10,295                  $11,771
  1/31/2005        $11,149                    $10,287                  $11,484
  2/28/2005        $11,311                    $10,194                  $11,726
  3/31/2005        $11,407                    $10,171                  $11,518

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS B                            3/31/05
------------------------------------------
1-Year                               7.30%
------------------------------------------
Since Inception (11/3/03)           11.19%
------------------------------------------

CLASS B (11/3/03-3/31/05)

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

               FRANKLIN MUTUAL       BLOOMBERG/EFFAS U.S. GOVT.
                  RECOVERY                 3-5 YEAR TOTAL
    DATE            FUND                    RETURN INDEX(4)           S&P 500(4)
  11/3/2003        $10,000                    $10,000                  $10,000
 11/30/2003        $10,243                    $ 9,982                  $10,088
 12/31/2003        $10,620                    $10,085                  $10,617
  1/31/2004        $10,765                    $10,140                  $10,811
  2/29/2004        $10,891                    $10,255                  $10,962
  3/31/2004        $10,792                    $10,350                  $10,796
  4/30/2004        $10,692                    $10,050                  $10,627
  5/31/2004        $10,656                    $10,022                  $10,773
  6/30/2004        $10,854                    $10,064                  $10,982
  7/31/2004        $10,692                    $10,122                  $10,619
  8/31/2004        $10,827                    $10,303                  $10,661
  9/30/2004        $10,909                    $10,300                  $10,777
 10/31/2004        $10,918                    $10,366                  $10,941
 11/30/2004        $11,570                    $10,236                  $11,384
 12/31/2004        $11,945                    $10,295                  $11,771
  1/31/2005        $11,753                    $10,287                  $11,484
  2/28/2005        $11,916                    $10,194                  $11,726
  3/31/2005        $11,611                    $10,171                  $11,518


12 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS C                            3/31/05
------------------------------------------
1-Year                              10.21%
------------------------------------------
Since Inception (11/3/03)           13.89%
------------------------------------------

CLASS C (11/3/03-3/31/05)

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

               FRANKLIN MUTUAL       BLOOMBERG/EFFAS U.S. GOVT.
                  RECOVERY                 3-5 YEAR TOTAL
    DATE            FUND                    RETURN INDEX(4)           S&P 500(4)
  11/3/2003        $10,000                    $10,000                  $10,000
 11/30/2003        $10,243                    $ 9,982                  $10,088
 12/31/2003        $10,618                    $10,085                  $10,617
  1/31/2004        $10,772                    $10,140                  $10,811
  2/29/2004        $10,898                    $10,255                  $10,962
  3/31/2004        $10,799                    $10,350                  $10,796
  4/30/2004        $10,690                    $10,050                  $10,627
  5/31/2004        $10,654                    $10,022                  $10,773
  6/30/2004        $10,853                    $10,064                  $10,982
  7/31/2004        $10,690                    $10,122                  $10,619
  8/31/2004        $10,825                    $10,303                  $10,661
  9/30/2004        $10,907                    $10,300                  $10,777
 10/31/2004        $10,916                    $10,366                  $10,941
 11/30/2004        $11,568                    $10,236                  $11,384
 12/31/2004        $11,943                    $10,295                  $11,771
  1/31/2005        $11,751                    $10,287                  $11,484
  2/28/2005        $11,914                    $10,194                  $11,726
  3/31/2005        $12,009                    $10,171                  $11,518


ADVISOR CLASS (6/2/03-3/31/05)

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
ADVISOR CLASS                      3/31/05
------------------------------------------
1-Year                              12.33%
------------------------------------------
Since Inception (6/2/03)            17.81%
------------------------------------------


  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]


               FRANKLIN MUTUAL       BLOOMBERG/EFFAS U.S. GOVT.
                  RECOVERY                 3-5 YEAR TOTAL
    DATE            FUND                    RETURN INDEX(4)           S&P 500(4)
   6/2/2003        $10,000                    $10,000                  $10,000
  6/30/2003        $10,120                    $ 9,990                  $10,128
  7/31/2003        $10,190                    $ 9,745                  $10,306
  8/31/2003        $10,340                    $ 9,715                  $10,507
  9/30/2003        $10,630                    $ 9,977                  $10,396
 10/31/2003        $11,070                    $ 9,858                  $10,984
 11/30/2003        $11,370                    $ 9,840                  $11,080
 12/31/2003        $11,795                    $ 9,941                  $11,661
  1/31/2004        $11,976                    $ 9,995                  $11,875
  2/29/2004        $12,127                    $10,109                  $12,040
  3/31/2004        $12,016                    $10,203                  $11,858
  4/30/2004        $11,906                    $ 9,907                  $11,672
  5/31/2004        $11,886                    $ 9,879                  $11,832
  6/30/2004        $12,117                    $ 9,920                  $12,062
  7/31/2004        $11,946                    $ 9,978                  $11,663
  8/31/2004        $12,107                    $10,157                  $11,710
  9/30/2004        $12,207                    $10,153                  $11,837
 10/31/2004        $12,217                    $10,218                  $12,017
 11/30/2004        $12,961                    $10,090                  $12,503
 12/31/2004        $13,391                    $10,149                  $12,929
  1/31/2005        $13,188                    $10,141                  $12,614
  2/28/2005        $13,380                    $10,048                  $12,879
  3/31/2005        $13,498                    $10,026                  $12,651


                                                              Annual Report | 13

ENDNOTES

THE FUND IS NONDIVERSIFIED, WHICH MEANS IT CAN BE MORE SUSCEPTIBLE TO ADVERSE ECONOMIC, POLITICAL AND REGULATORY CHANGES. THE FUND'S INVESTMENTS INCLUDE SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND MAY ALSO SHORT STOCKS. IT MAY NOT BE ABLE TO COVER A SHORT POSITION AT ANY PARTICULAR TIME OR AT AN ACCEPTABLE PRICE. THE FUND IS STRUCTURED AS A CONTINUOUSLY OFFERED, CLOSED-END FUND AND DOES NOT OFFER DAILY REDEMPTIONS. INSTEAD, THE FUND HAS A FUNDAMENTAL POLICY TO PROVIDE INVESTORS ACCESS TO THEIR MONEY BY MAKING QUARTERLY TENDER OFFERS FOR 5%-25% OF THE FUND'S OUTSTANDING SHARES. HOWEVER, IN UNUSUAL CIRCUMSTANCES, THE FUND MAY SUSPEND OR POSTPONE A TENDER OFFER SUBJECT TO APPROVAL BY THE FUND'S BOARD OF TRUSTEES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(4) Sources: Bloomberg LP; Standard & Poor's Micropal. The Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index is designed as a transparent benchmark for the U.S. government bond market. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


14 | Annual Report

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT      ENDING ACCOUNT        EXPENSES PAID DURING
CLASS A                                          VALUE 9/30/04        VALUE 3/31/05        PERIOD* 9/30/04-3/31/05
-------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000              $1,104.40                  $17.58
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000              $1,008.23                  $16.77
-------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000              $1,101.00                  $20.90
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000              $1,005.04                  $19.95
-------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000              $1,101.00                  $20.80
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000              $1,005.14                  $19.85
-------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000              $1,105.70                  $15.75
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000              $1,009.97                  $15.03
-------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
3.35%; B: 3.99%; C: 3.97%; and Advisor: 3.00%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


16 | Annual Report

THE FUND'S REPURCHASE OFFERS

The Fund will make quarterly repurchase offers for a portion of its shares. With any repurchase offer, shareholders may elect to tender (have the Fund repurchase) all, a portion or none of their shares. With each repurchase offer, shareholders will be notified in writing about the offer, how to request that the Fund repurchase their shares and the deadline for submitting repurchase requests.

Each quarter the Board of Trustees will set the amount of the repurchase offer, as a percentage of outstanding shares. This amount is known as the repurchase offer amount and will generally be between 5% and 25% of the Fund's outstanding shares. If repurchase requests exceed the repurchase offer amount, the Fund will prorate requests. The Fund may, however, first accept any requests to repurchase ALL of a shareholder's shares if the shareholder owns less than 100 shares. The Board will also determine the date by which the Fund must receive shareholders' repurchase requests, which is known as the repurchase request deadline. The Board will base these decisions on investment management considerations, market conditions, liquidity of the Fund's assets, shareholder servicing and administrative considerations and other factors it deems appropriate. Each repurchase request deadline will occur within the period that begins 21 days before, and ends 21 days after, the end of the quarterly interval. The repurchase price of the shares will be the net asset value as of the close of the NYSE on the date the Board sets as the repurchase pricing date. The maximum number of days between the repurchase request deadline and the repurchase pricing date is 14 days.

SUMMARY OF REPURCHASE OFFERS - 4/1/04 THROUGH 3/31/05

--------------------------------------------------------------------------------
   REPURCHASE           REPURCHASE          % OF SHARES           NUMBER OF
REQUEST DEADLINE       OFFER AMOUNT          TENDERED*         SHARES TENDERED*
--------------------------------------------------------------------------------
     4/01/04                 10%              0.809%              59,989.692
--------------------------------------------------------------------------------
     7/01/04                 10%              2.300%             194,944.894
--------------------------------------------------------------------------------
    10/01/04                 10%              1.272%             115,558.064
--------------------------------------------------------------------------------
     1/05/05                 10%              1.569%             168,723.049
--------------------------------------------------------------------------------

* In connection with the repurchase offers, due to the limited number of shares tendered, the Fund did not have to consider whether to repurchase an additional amount of shares, not in excess of 2% of the shares outstanding, and did not need to repurchase any shares on a pro rata basis as described in the Prospectus and Repurchase Offer/Request Form.


                                                              Annual Report | 17

FRANKLIN MUTUAL RECOVERY FUND

FINANCIAL HIGHLIGHTS

                                                                                   --------------------
                                                                                   YEAR ENDED MARCH 31,
CLASS A                                                                              2005       2004(d)
                                                                                   --------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............................................   $  11.91    $  11.10
                                                                                   --------------------
Income from investment operations:
  Net investment income (loss)(a) ..............................................       0.02       (0.04)
  Net realized and unrealized gains (losses) ...................................       1.43        0.90
                                                                                   --------------------
Total from investment operations ...............................................       1.45        0.86
                                                                                   --------------------
Less distributions from:
  Net investment income ........................................................      (0.04)      (0.01)
  Net realized gains ...........................................................      (0.68)      (0.04)
                                                                                   --------------------
Total distributions ............................................................      (0.72)      (0.05)
                                                                                   --------------------
Net asset value, end of year....................................................   $  12.64    $  11.91
                                                                                   ====================

Total return(b) ................................................................      12.48%       7.77%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................................................   $ 57,709    $ 24,225

Ratios to average net assets:*

 Expenses(c) ...................................................................       3.15%       3.45%(e)

 Expenses, net of waiver and reimbursement by affiliate(c) .....................       3.05%       3.45%(e)

 Net investment income (loss) ..................................................       0.17%      (0.89)%(e)

Portfolio turnover rate ........................................................      87.68%     129.60%

*Ratio to average net assets, excluding dividend expense on securities sold short:

 Expenses ......................................................................       3.11%       3.36%(e)

 Expenses, net of waiver and reimbursement by affiliate.........................       3.02%       3.36%(e)

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from year to year. See below for expense ratios that reflect only operating expenses.

(d)   For the period November 3, 2003 (effective date) to March 31, 2004.

(e)   Annualized.


18 | See notes to financial statements. | Annual Report

FRANKLIN MUTUAL RECOVERY FUND

                                                                                   --------------------
                                                                                   YEAR ENDED MARCH 31,
CLASS B                                                                              2005       2004(d)
                                                                                   --------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............................................   $  11.89    $  11.10
                                                                                   --------------------
Income from investment operations:

  Net investment income (loss)(a) ..............................................      (0.06)      (0.07)

  Net realized and unrealized gains (losses) ...................................       1.43        0.91
                                                                                   --------------------
Total from investment operations ...............................................       1.37        0.84
                                                                                   --------------------
Less distributions from:

  Net investment income ........................................................         --       (0.01)

  Net realized gains ...........................................................      (0.68)      (0.04)
                                                                                   --------------------
Total distributions ............................................................      (0.68)      (0.05)
                                                                                   --------------------
Net asset value, end of year ...................................................   $  12.58    $  11.89
                                                                                   ====================

Total return(b) ................................................................      11.77%       7.55%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................................................   $  3,246    $  1,892

Ratios to average net assets:*

  Expenses(c) ..................................................................       3.79%       4.10%(e)

  Expenses, net of waiver and reimbursement by affiliate(c) ....................       3.69%       4.10%(e)

  Net investment income (loss) .................................................      (0.47)%     (1.47)%(e)

Portfolio turnover rate ........................................................      87.68%     129.60%

* Ratio to average net assets, excluding dividend expense on securities sold short:

  Expenses .....................................................................       3.75%       4.00%(e)

  Expenses, net of waiver and reimbursement by affiliate........................       3.65%       4.00%(e)

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from year to year. See below for expense ratios that reflect only operating expenses.

(d)   For the period November 3, 2003 (effective date) to March 31, 2004.

(e)   Annualized.


                         Annual Report | See notes to financial statements. | 19

FRANKLIN MUTUAL RECOVERY FUND

                                                                                   --------------------
                                                                                   YEAR ENDED MARCH 31,
CLASS C                                                                              2005       2004(d)
                                                                                   --------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............................................   $  11.89    $  11.10
                                                                                   --------------------
Income from investment operations:

  Net investment income (loss)(a) ..............................................      (0.06)      (0.07)

  Net realized and unrealized gains (losses) ...................................       1.43        0.91
                                                                                   --------------------
Total from investment operations ...............................................       1.37        0.84
                                                                                   --------------------
Less distributions from:

  Net investment income ........................................................         --       (0.01)

  Net realized gains (losses) ..................................................      (0.68)      (0.04)
                                                                                   --------------------
Total distributions ............................................................      (0.68)      (0.05)
                                                                                   --------------------
Net asset value, end of year ...................................................   $  12.58    $  11.89
                                                                                   ====================

Total return(b) ................................................................      11.77%       7.54%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................................................   $ 29,991    $ 16,887

Ratios to average net assets:*

  Expenses(c) ..................................................................       3.78%       4.10%(e)

  Expenses, net of waiver and reimbursement by affiliate(c) ....................       3.68%       4.10%(e)

  Net investment income (loss) .................................................     (0.46)%      (1.52)%(e)

Portfolio turnover rate ........................................................      87.68%     129.60%

* Ratio to average net assets, excluding dividend expense on securities sold short:

  Expenses .....................................................................       3.74%       4.02%(e)

  Expenses, net of waiver and reimbursement by affiliate........................       3.64%       4.02%(e)

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from year to year. See below for expense ratios that reflect only operating expenses.

(d)   For the period November 3, 2003 (effective date) to March 31, 2004.

(e)   Annualized.


20 | See notes to financial statements. | Annual Report

FRANKLIN MUTUAL RECOVERY FUND

                                                                                   --------------------
                                                                                   YEAR ENDED MARCH 31,
ADVISOR CLASS                                                                       2005       2004(d)
                                                                                   --------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............................................   $  11.92    $  10.00
                                                                                   --------------------
Income from investment operations:

  Net investment income (loss)(a) ..............................................       0.06       (0.09)

  Net realized and unrealized gains (losses) ...................................       1.44        2.06
                                                                                   --------------------
Total from investment operations ...............................................       1.50        1.97
                                                                                   --------------------
Less distributions from:

  Net investment income ........................................................      (0.07)      (0.01)

  Net realized gains ...........................................................      (0.68)      (0.04)
                                                                                   --------------------
Total distributions ............................................................      (0.75)      (0.05)
                                                                                   --------------------
Net asset value, end of year ...................................................   $  12.67    $  11.92
                                                                                   ====================

Total return(b) ................................................................      12.88%      19.76%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................................................   $ 71,586    $ 45,854

Ratios to average net assets:*

  Expenses(c) ..................................................................       2.80%       3.10%(e)

  Expenses, net of waiver and reimbursement by affiliate(c) ....................       2.70%       3.10%(e)

  Net investment income (loss) .................................................       0.52%      (1.01)%(e)

Portfolio turnover rate ........................................................      87.68%     129.60%

* Ratio to average net assets, excluding dividend expense on securities sold short:

  Expenses .....................................................................       2.76%       3.01%(e)

  Expenses, net of waiver and reimbursement by affiliate........................       2.66%       3.01%(e)

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from year to year. See below for expense ratios that reflect only operating expenses.

(d)   For the period June 2, 2003 (commencement of operations) to March 31,
      2004.

(e)   Annualized.


                         Annual Report | See notes to financial statements. | 21

FRANKLIN MUTUAL RECOVERY FUND

STATEMENT OF INVESTMENTS, MARCH 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SHARES/WARRANTS/
                                                                                     COUNTRY         CONTRACTS            VALUE
------------------------------------------------------------------------------------------------------------------------------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS 63.7%
           AIRLINES 3.8%
        (a)Ace Aviation Holdings Inc. ..........................................      Canada             196,432       $  6,155,503
    (a),(b)Air Canada Inc., Contingent Distribution ............................      Canada           4,442,455                 --
                                                                                                                       ------------
                                                                                                                          6,155,503
                                                                                                                       ------------
           COMMERCIAL BANKS 0.4%
        (a)Cerberus NCB Acquisition LP Ltd., wts., 8/29/13 .....................      Japan              243,712            243,712
    (a),(c)Elephant Capital Holdings Ltd. ......................................      Japan                  286            380,589
                                                                                                                       ------------
                                                                                                                            624,301
                                                                                                                       ------------
           DIVERSIFIED FINANCIAL SERVICES 1.4%
           London Stock Exchange PLC ...........................................  United Kingdom         272,700          2,338,511
                                                                                                                       ------------
           DIVERSIFIED TELECOMMUNICATION SERVICES 7.3%
(a),(c),(d)AboveNet Inc. .......................................................  United States           39,586            948,615
(a),(b),(d)AboveNet Inc., Contingent Distribution ..............................  United States        2,387,000                 --
        (a)NTL Inc. ............................................................  United Kingdom          79,620          5,069,406
           Sprint Corp., May 25.00 Calls, 5/21/05 ..............................  United States              314              9,420
     (a),(b)Telewest Communications PLC, Contingent Distribution ...............  United Kingdom       1,290,000                 --
        (a)Telewest Global Inc. ................................................  United Kingdom         328,192          5,838,536
                                                                                                                       ------------
                                                                                                                         11,865,977
                                                                                                                       ------------
           ELECTRIC UTILITIES 0.4%
        (a)Aquila Inc. .........................................................  United States          172,900            662,207
                                                                                                                       ------------
           FOOD & STAPLES RETAILING 2.9%
        (a)Neighborcare Inc. ....................................................  United States          160,200         4,685,850
                                                                                                                       ------------
           FOOD PRODUCTS 2.4%
           Orkla ASA ...........................................................      Norway             107,300          3,928,046
                                                                                                                       ------------
           HEALTH CARE EQUIPMENT & SUPPLIES 3.3%
        (e)Guidant Corp. .......................................................  United States           72,500          5,357,750
                                                                                                                       ------------
           HEALTH CARE PROVIDERS & SERVICES 6.9%
        (a)Accredo Health Inc. .................................................  United States           78,000          3,463,980
        (a)Beverly Enterprises Inc. ............................................  United States          342,600          4,241,388
    (a),(d)Kindred Healthcare Inc. .............................................  United States          103,800          3,461,211
    (a),(d)Kindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13 ...................  United States               25                651
    (a),(d)Kindred Healthcare Inc., Jan. 25.99 Calls, 1/01/14 ..................  United States               25                228
    (a),(d)Kindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12 ..................  United States               25                227
    (a),(d)Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11 ..................  United States               83                942
                                                                                                                       ------------
                                                                                                                         11,168,627
                                                                                                                       ------------
           HOTELS, RESTAURANTS & LEISURE 2.2%
        (a)Aztar Corp. .........................................................  United States          126,700          3,618,552
                                                                                                                       ------------
           INSURANCE 5.4%
    (a),(c)Imagine Group Holdings Ltd. .........................................     Bermuda             287,034          2,939,667
    (a),(c)Occum Acquisition Corp. .............................................  United States           51,200          5,888,000
                                                                                                                       ------------
                                                                                                                          8,827,667
                                                                                                                       ------------


22 | Annual Report

FRANKLIN MUTUAL RECOVERY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SHARES/WARRANTS/
                                                                                     COUNTRY         CONTRACTS            VALUE
------------------------------------------------------------------------------------------------------------------------------------
           COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
           MEDIA 2.4%
        (a)Hollinger Inc. ......................................................      Canada             116,800       $    589,094
           Hollinger International Inc. ........................................  United States          112,700          1,105,587
           News Corp. Ltd., A ..................................................  United States          131,600          2,226,672
                                                                                                                       ------------
                                                                                                                          3,921,353
                                                                                                                       ------------
           METALS & MINING 2.4%
           Anglo American PLC ..................................................  United Kingdom         162,804          3,861,414
                                                                                                                       ------------
           MULTILINE RETAIL 2.0%
           May Department Stores Co. ...........................................  United States           88,900          3,291,078
                                                                                                                       ------------
           OIL & GAS 1.5%
        (a)Magnum Hunter Resources Inc. ........................................  United States          116,700          1,880,037
           Pogo Producing Co. ..................................................  United States           11,900            585,956
                                                                                                                       ------------
                                                                                                                          2,465,993
                                                                                                                       ------------
           PAPER & FOREST PRODUCTS 3.2%
        (e)Weyerhaeuser Co. ....................................................  United States           74,500          5,103,250
                                                                                                                       ------------
           PHARMACEUTICALS 3.8%
           Fujisawa Pharmaceutical Co. Ltd. ....................................      Japan               55,500          1,299,123
           Sanofi-Aventis ......................................................      France              58,374          4,922,324
           Yamanouchi Pharmaceutical Co. Ltd. ..................................      Japan                  600             20,312
                                                                                                                       ------------
                                                                                                                          6,241,759
                                                                                                                       ------------
           SOFTWARE 3.1%
    (a),(e)Veritas Software Corp. ..............................................  United States          218,200          5,066,604
                                                                                                                       ------------
           TOBACCO 4.1%
           Imperial Tobacco Group PLC ..........................................  United Kingdom         130,412          3,423,398
           KT&G Corp. ..........................................................   South Korea            25,620            830,919
        (e)Reynolds American Inc. ..............................................  United States           29,500          2,377,405
                                                                                                                       ------------
                                                                                                                          6,631,722
                                                                                                                       ------------
           WIRELESS TELECOMMUNICATION SERVICES 4.8%
    (a),(e)Nextel Communications Inc., A .......................................  United States          201,000          5,712,420
        (a)Western Wireless Corp., A ...........................................  United States           53,400          2,027,064
                                                                                                                       ------------
                                                                                                                          7,739,484
                                                                                                                       ------------
           TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS (COST $97,389,721)....                                        103,555,648
                                                                                                                       ------------
           PREFERRED STOCKS 2.0%
           ELECTRIC UTILITIES 0.0%(f)

        (a)Montana Power Co., 8.45%, pfd. ......................................  United States            1,020              8,415
                                                                                                                       ------------
           METALS & MINING 2.0%
(a),(c),(d)Esmark Inc., Series A, 10.00%, cvt. pfd. ............................  United States            3,318          3,317,600
                                                                                                                       ------------
           TOTAL PREFERRED STOCKS (Cost $3,327,579).............................                                          3,326,015
                                                                                                                       ------------


                                                              Annual Report | 23

FRANKLIN MUTUAL RECOVERY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY     PRINCIPAL AMOUNT(g)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
         CORPORATE BONDS & NOTES 6.0%
         Ace Aviation Holdings Inc., cvt., 4.25%, 6/01/35 ......................      Canada             430,000 CAD   $    357,844
         Calpine Generating Co., 144A, FRN, 11.169%, 4/01/11 ...................  United States          451,000            432,960
         Eurotunnel PLC,
           FRN, 6.149%, 12/31/18, Tier 2 .......................................  United Kingdom           9,600 GBP         14,560
           FRN, 6.149%, 12/31/25, Tier 3 .......................................  United Kingdom       3,615,500 GBP      2,630,672
         Eurotunnel SA,
           FRN, 3.44%, 12/31/25, Tier 3 (LIBOR) ................................    Austria            2,850,800 EUR      1,422,758
           FRN, 3.438%, 12/31/25, Tier 3 (PIBOR) ...............................     Austria              41,370 EUR         20,646
         Motor Coach Industries International Inc., FRN, 15.89%, 10/01/08 ......  United States        2,874,908          2,874,908
      (c)Seton House Finance Ltd., zero cpn., 2/07/12 ..........................  United Kingdom       5,782,000 EUR      1,911,269
                                                                                                                       ------------
         TOTAL CORPORATE BONDS & NOTES (COST $11,771,963).......................                                          9,665,617
                                                                                                                       ------------
         CORPORATE BONDS & NOTES IN REORGANIZATION 18.8%
  (a),(h)Adelphia Communications Corp.,
         9.25%, 10/01/02 .......................................................  United States        1,987,000          1,683,982
         8.125%, 7/15/03 .......................................................  United States          950,000            798,000
         9.875%, 3/01/05 .......................................................  United States           22,000             19,030
         10.25%, 11/01/06 ......................................................  United States        5,105,000          4,466,875
         9.875%, 3/01/07 .......................................................  United States            3,000              2,565
         8.375%, 2/01/08 .......................................................  United States           31,000             26,350
         7.75%, 1/15/09 ........................................................  United States           90,000             75,600
         7.875%, 5/01/09 .......................................................  United States           12,000              9,960
         9.375%, 11/15/09 ......................................................  United States          308,000            275,660
         10.875%, 10/01/10 .....................................................  United States           57,000             50,730
         10.25%, 6/15/11 .......................................................  United States          911,000            844,952
  (a),(h)Armstrong Holdings Inc.,
         6.50%, 8/15/05 ........................................................  United States        1,273,000            865,640
         9.75%, 4/15/08 ........................................................  United States           42,000             28,560
         Revolver, 10/29/03 ....................................................  United States           42,075             28,927
         Trade Claim ...........................................................  United States        4,131,400          2,840,337
  (a),(h)Century Communications Corp.,
         8.875%, 1/15/07 .......................................................  United States            5,000              5,150
         8.75%, 10/01/07 .......................................................  United States           29,000             29,145
         8.375%, 12/15/07 ......................................................  United States        1,699,000          1,724,485
         Series B, zero cpn., 1/15/08 ..........................................  United States        1,060,000            630,700
         zero cpn., 3/15/03 ....................................................  United States           33,000             30,195
  (a),(h)Mirant Corp.,
         Tranche C Revolver, 4/01/04 ...........................................  United States           11,009              7,968
         4 Year Revolver, 7/17/05 ..............................................  United States          131,312            105,707
         364 Day Revolver, 7/16/03 .............................................  United States        4,436,350          3,210,808
  (a),(h)Owens Corning, Revolver, 6/26/02 ......................................  United States        5,453,178          5,862,166
  (a),(h)Teco Panda,
         Bank Claim, 6/12/06 ...................................................  United States           33,680             21,218
         Bank Claim #2, 6/12/06 ................................................  United States        2,120,250          1,462,973
         Bank Claim #3, 5/30/06 ................................................  United States          123,548            123,548
         Project L/C Loan Facility, 6/12/06 ....................................  United States          273,630            188,805


24 | Annual Report

FRANKLIN MUTUAL RECOVERY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY     PRINCIPAL AMOUNT(g)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
         CORPORATE BONDS & NOTES 6.0% (CONT.)
  (a),(h)Trump Atlantic,
           11.25%, 5/01/06 .....................................................  United States        4,055,000       $  3,994,175
           Series B, 11.25%, 5/01/06 ...........................................  United States        1,088,000          1,071,680
           Series B, 144A, 11.25%, 5/01/06 .....................................  United States            7,000              6,895
                                                                                                                       ------------
         TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION (COST $26,130,967).....                                         30,492,786
                                                                                                                       ------------
         GOVERNMENT AGENCIES (COST $7,179,560) 4.4%

  (e),(i)Federal Home Loan Bank, 4/06/05 - 7/22/05..............................                       7,179,560          7,177,835
                                                                                                                       ------------
         TOTAL INVESTMENTS (COST $145,799,790) 94.9%............................                                        154,217,901
         OPTIONS WRITTEN 0.0%(f)................................................                                            (23,550)
         SECURITIES SOLD SHORT (11.5)%..........................................                                        (18,638,441)
         NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS 0.0%(f)..............                                             68,849
         OTHER ASSETS, LESS LIABILITIES 16.6%...................................                                         26,906,264
                                                                                                                       ------------
         NET ASSETS 100.0%......................................................                                       $162,531,023
                                                                                                                       ------------
                                                                                                   -------------
         OPTIONS WRITTEN (PREMIUMS RECEIVED $18,639)                                                   CONTRACTS
                                                                                                   -------------
         DIVERSIFIED TELECOMMUNICATION SERVICES 0.0%(f)
      (j)Sprint Corp., May 22.5 Puts, 5/21/05 ..................................  United States              314             23,550
                                                                                                                       ------------
                                                                                                   -------------
         SECURITIES SOLD SHORT 11.5%                                                                    SHARES
                                                                                                   -------------
         DIVERSIFIED FINANCIAL SERVICES 1.4%
      (k)Nasdaq 100 ............................................................  United States           64,000          2,337,920
                                                                                                                       ------------
         DIVERSIFIED TELECOMMUNICATION SERVICES 3.8%
      (k)Alltel Corp. ..........................................................  United States           28,700          1,574,195
      (k)Sprint Corp. ..........................................................  United States          200,700          4,565,925
                                                                                                                       ------------
                                                                                                                          6,140,120
                                                                                                                       ------------
         HEALTH CARE PROVIDERS & SERVICES 0.7%
      (k)Medco Health Solutions Inc. ...........................................  United States           22,000          1,090,540
                                                                                                                       ------------
         MULTILINE RETAIL 1.1%
      (k)Federated Department Stores Inc. ......................................  United States           27,900          1,775,556
                                                                                                                       ------------
         OIL & GAS 1.2%
      (k)Cimarex Energy Co. ....................................................  United States           48,500          1,891,500
                                                                                                                       ------------
         PHARMACEUTICALS 1.3%
      (k)Johnson & Johnson .....................................................  United States           32,648          2,192,640
                                                                                                                       ------------


                                                              Annual Report | 25

FRANKLIN MUTUAL RECOVERY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY     PRINCIPAL AMOUNT(g)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
         SECURITIES SOLD SHORT (CONT.)
         SOFTWARE 2.0%
      (k)Symantec Corp. ........................................................  United States          150,500       $  3,210,165
                                                                                                                       ------------
         TOTAL SECURITIES SOLD SHORT (PROCEEDS $18,731,392).....................                                       $ 18,638,441
                                                                                                                       ------------

SELECTED PORTFOLIO ABBREVIATIONS:

FRN    - Floating Rate Notes
L/C    - Line of Credit
LIBOR  - London Interbank Offered Rate
PIBOR  - Paris Interbank Offered Rate
PLC    - Public Limited Co.

CURRENCY ABBREVIATIONS:

CAD    - Canadian Dollar
EUR    - Euro
GBP    - British Pound

(a)   Non-income producing.

(b) Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(c)   See Note 10 regarding restricted securities.

(d)   See Note 11 regarding other considerations.

(e) See Note 1(f) regarding securities segregated with broker for securities sold short.

(f)   Rounds to less than 0.05% of net assets.

(g)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(h)   Defaulted securities. See Note 9.

(i) A portion or all of the security is traded on a discount basis with no stated coupon rate.

(j)   See Note 1(e) regarding written options.

(k)   See Note 1(f) regarding securities sold short.


26 | See notes to financial statements. | Annual Report

FRANKLIN MUTUAL RECOVERY FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2005

Assets:
 Investments in securities:
  Cost ........................................................   $ 145,799,790
                                                                  =============
  Value .......................................................   $ 154,217,901
 Cash .........................................................          20,557
 Foreign currency, at value (cost $336,043) ...................         309,156
 Receivables:
  Investment securities sold ..................................      10,318,453
  Capital shares sold .........................................       1,024,286
  Dividends and interest ......................................         355,299
 Unrealized gain on forward exchange contracts (Note 8) .......         114,099
 Cash on deposit with brokers for securities sold short .......      19,290,627
 Due from broker - synthetic equity swaps .....................       1,076,010
                                                                  -------------
      Total assets ............................................     186,726,388
                                                                  -------------
Liabilities:
 Payables:
  Investment securities purchased .............................       5,094,480
  Affiliates ..................................................         280,762
 Options written, at value (premiums received $18,639) ........          23,550
 Securities sold short, at value (proceeds $18,731,392) .......      18,638,441
 Unrealized loss on forward exchange contracts (Note 8) .......          45,250
 Other liabilities ............................................         112,882
                                                                  -------------
      Total liabilities .......................................      24,195,365
                                                                  -------------
        Net assets, at value ..................................   $ 162,531,023
                                                                  =============
Net assets consist of:
 Distributions in excess of net investment income .............   $    (139,173)
 Net unrealized appreciation (depreciation) ...................       8,485,682
 Accumulated net realized gain (loss) .........................       4,954,671
 Paid-in capital ..............................................     149,229,843
                                                                  -------------
        Net assets, at value ..................................   $ 162,531,023
                                                                  =============


                         Annual Report | See notes to financial statements. | 27

FRANKLIN MUTUAL RECOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2005


CLASS A:
Net assets, at value ..........................................   $  57,708,863
                                                                  =============
Shares outstanding ............................................       4,567,010
                                                                  =============
Net asset value per share(a) ..................................   $       12.64
                                                                  =============
Maximum offering price per share (net asset value
  per share / 94.25%) .........................................   $       13.41
                                                                  =============
CLASS B:
Net assets, at value ..........................................   $   3,245,650
                                                                  =============
Shares outstanding ............................................         257,977
                                                                  =============
Net asset value and maximum offering price per share(a) .......   $       12.58
                                                                  =============
CLASS C:
Net assets, at value ..........................................   $  29,990,801
                                                                  =============
Shares outstanding ............................................       2,383,571
                                                                  =============
Net asset value and maximum offering price per share(a) .......   $       12.58
                                                                  =============
ADVISOR CLASS:
Net assets, at value ..........................................   $  71,585,709
                                                                  =============
Shares outstanding ............................................       5,652,200
                                                                  =============
Net asset value and maximum offering price per share(a) .......   $       12.67
                                                                  =============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


28 | See notes to financial statements. | Annual Report

FRANKLIN MUTUAL RECOVERY FUND

STATEMENT OF OPERATIONS
for the year ended March 31, 2005

Investment income:
  Dividends (net of foreign taxes of $5,956) ...................................   $  1,129,428
  Interest .....................................................................      2,634,036
  Other income (Note 12) .......................................................          1,221
                                                                                   ------------
        Total investment income ................................................      3,764,685
                                                                                   ------------
Expenses:
  Management fees (Note 4) .....................................................      2,400,685
  Administrative fees (Note 4) .................................................        233,151
  Distribution fees (Note 4)
    Class A ....................................................................        129,468
    Class B ....................................................................         24,889
    Class C ....................................................................        217,224
  Transfer agent fees (Note 4) .................................................        219,300
  Custodian fees (Note 5) ......................................................          2,800
  Reports to shareholders ......................................................         29,800
  Registration and filing fees .................................................         79,000
  Professional fees ............................................................        171,867
  Trustees' fees and expenses ..................................................         51,600
  Amortization of offering costs ...............................................         15,987
  Dividends on securities sold short ...........................................         46,560
  Other ........................................................................         18,345
                                                                                   ------------
        Total expenses .........................................................      3,640,676
        Expense reductions (Note 5) ............................................         (1,562)
        Expenses reimbursed by affiliate (Note 4) ..............................       (109,793)
                                                                                   ------------
            Net expenses .......................................................      3,529,321
                                                                                   ------------
                Net investment income ..........................................        235,364
                                                                                   ------------

Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments ................................................................      8,622,584
    Written options ............................................................         52,841
    Securities sold short ......................................................       (511,688)
    Foreign currency transactions ..............................................       (776,489)
                                                                                   ------------
        Net realized gain (loss) ...............................................      7,387,248
                                                                                   ------------

  Net change in unrealized appreciation (depreciation) on:
    Investments ................................................................      6,750,259
    Translation of assets and liabilities denominated in foreign currencies ....         87,727
                                                                                   ------------
        Net change in unrealized appreciation (depreciation) ...................      6,837,986
                                                                                   ------------
Net realized and unrealized gain (loss) ........................................     14,225,234
                                                                                   ------------
Net increase (decrease) in net assets resulting from operations ................   $ 14,460,598
                                                                                   ============


                         Annual Report | See notes to financial statements. | 29

FRANKLIN MUTUAL RECOVERY FUND

STATEMENTS OF CHANGES IN NET ASSETS
for the year ended March 31, 2005
and the period June 2, 2003 (commencement date) to March 31, 2004

                                                                                           -----------------------------
                                                                                               2005             2004
                                                                                           -----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .........................................................   $     235,364    $   (371,052)
  Net realized gain (loss) from investments, written options, securities sold short,
   and foreign currency transactions ...................................................       7,387,248       4,811,470
  Net change in unrealized appreciation (depreciation) on investments and translation of
   assets and liabilities denominated in foreign currencies ............................       6,837,986       1,647,696
                                                                                           -----------------------------
      Net increase (decrease) in net assets resulting from operations ..................      14,460,598       6,088,114
                                                                                           -----------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A .............................................................................        (144,732)         (9,821)
   Class B .............................................................................              --            (276)
   Class C .............................................................................              --          (2,626)
   Advisor Class .......................................................................        (328,363)        (37,916)
  Net realized gains:
   Class A .............................................................................      (2,133,292)        (43,466)
   Class B .............................................................................        (147,707)         (2,050)
   Class C .............................................................................      (1,245,771)        (28,745)
   Advisor Class .......................................................................      (3,097,129)       (120,405)
                                                                                           -----------------------------
  Total distributions to shareholders ..................................................      (7,096,994)       (245,305)
                                                                                           -----------------------------
  Capital share transactions (Note 3):
   Class A .............................................................................      31,098,428      23,614,182
   Class B .............................................................................       1,198,797       1,858,573
   Class C .............................................................................      11,780,830      16,517,110
   Advisor Class .......................................................................      22,231,584      40,925,106
                                                                                           -----------------------------
  Total capital share transactions .....................................................      66,309,639      82,914,971
                                                                                           -----------------------------
      Net increase (decrease) in net assets ............................................      73,673,243      88,757,780
Net assets:
 Beginning of year .....................................................................      88,857,780         100,000
                                                                                           -----------------------------
 End of year ...........................................................................   $ 162,531,023    $ 88,857,780
                                                                                           =============================
Undistributed net investment income (distributions in excess of net investment income)
  included in net assets:
 End of year ...........................................................................   $    (139,173)   $    (75,094)
                                                                                           =============================


30 | See notes to financial statements. | Annual Report

FRANKLIN MUTUAL RECOVERY FUND

STATEMENT OF CASH FLOWS
for the year ended March 31, 2005

Cash flows from operating activities:
  Net increase in net assets resulting from operations .......................   $    14,460,598
  Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
   Net change in unrealized appreciation on investments and translation of
      assets and liabilities denominated in foreign currencies ...............        (6,878,282)
   Net realized gain on investments, written options and securities sold short        (8,163,737)
   Amortization of bond discounts and premiums ...............................          (730,105)
   Increase in receivables from investment securities sold ...................          (625,934)
   Decrease in dividends and interest receivable .............................            16,948
   Increase in deposit at broker - securities sold short .....................       (13,261,171)
   Increase in deposit at broker - variation margin ..........................          (996,079)
   Decrease in offering cost .................................................            15,987
   Decrease in payable for investment securities purchased ...................        (8,452,803)
   Increase in payable to affiliates .........................................           106,448
   Increase in other liabilities .............................................            35,945
   Purchase of investment securities .........................................    (1,774,902,295)
   Proceeds from sale of investment securities ...............................     1,736,669,457
                                                                                 ---------------
      Net cash used in operating activities ..................................       (62,705,023)
                                                                                 ---------------
Cash flows from financing activities:
  Distributions to shareholders ..............................................        (7,096,994)
  Increase in receivable for capital shares sold .............................          (262,567)
  Proceeds from capital shares sold ..........................................        67,327,326
  Proceeds from capital shares sold in reinvestment of distributions .........         5,557,329
  Payment on capital shares redeemed .........................................        (6,575,016)
                                                                                 ---------------
      Net cash provided by financing activities ..............................        58,950,078
                                                                                 ---------------
Net decrease in cash .........................................................        (3,754,945)
Cash beginning of year .......................................................         4,084,658
                                                                                 ---------------
Cash end of year .............................................................   $       329,713
                                                                                 ===============


                         Annual Report | See notes to financial statements. | 31

FRANKLIN MUTUAL RECOVERY FUND

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Recovery Fund (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end, continuously offered investment company. The following summarizes the Fund's significant accounting policies.

A.  SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and U.S. Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


32 | Annual Report

FRANKLIN MUTUAL RECOVERY FUND

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B.  FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C.  FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.


                                                              Annual Report | 33

FRANKLIN MUTUAL RECOVERY FUND

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D.  SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or a sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

E.  OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F.  SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.


34 | Annual Report

FRANKLIN MUTUAL RECOVERY FUND

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F.  SECURITIES SOLD SHORT (CONTINUED)

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G.  INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

H.  SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

I.  ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J.  OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.


                                                              Annual Report | 35

FRANKLIN MUTUAL RECOVERY FUND

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K.  REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital. There were no redemption fees for the period.

L.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2.  TENDER OF SHARES

On a quarterly basis, the Fund may make tender offers, the amount of which is determined by the Board of Directors, for the repurchase of at least 5% but not more than 25% of the shares outstanding. The repurchase price is the net asset value on the tender offer expiration date.

3.  SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C and Advisor Class. Effective March 1, 2005, Class B shares will no longer be offered except to existing Class B shareholders through reinvested distributions or exchanges into other Franklin Templeton funds' Class B shares, as permitted by the applicable fund prospectus. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.


36 | Annual Report

FRANKLIN MUTUAL RECOVERY FUND

3.  SHARES OF BENEFICIAL INTEREST (CONTINUED)

At March 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                     ---------------------------------------------------------
                                                       YEAR ENDED MARCH 31,
                                               2005                            2004
                                     ---------------------------------------------------------
                                        SHARES          AMOUNT          SHARES          AMOUNT
                                     ---------------------------------------------------------
CLASS A SHARES:(a)
  Shares sold .................      2,502,867    $ 30,735,123       2,030,322    $ 23,570,034
  Shares issued in reinvestment
     of distributions .........        157,695       1,924,919           3,990          46,243
  Shares redeemed .............       (127,691)     (1,561,614)           (173)         (2,095)
                                     ---------------------------------------------------------
  Net increase (decrease) .....      2,532,871    $ 31,098,428       2,034,139    $ 23,614,182
                                     =========================================================
CLASS B SHARES:(a)
  Shares sold .................        101,473    $  1,229,065         158,934    $  1,856,425
  Shares issued in reinvestment
     of distributions .........         10,688         129,863             187           2,163
  Shares redeemed .............        (13,304)       (160,131)             (1)            (15)
                                     ---------------------------------------------------------
  Net increase (decrease) .....         98,857    $  1,198,797         159,120    $  1,858,573
                                     =========================================================
CLASS C SHARES:(A)
  Shares sold .................      1,122,393    $ 13,696,605       1,418,164    $ 16,497,578
  Shares issued in reinvestment
     of distributions .........         83,200       1,010,876           1,693          19,622
  Shares redeemed .............       (241,871)     (2,926,651)             (8)            (90)
                                     ---------------------------------------------------------
  Net increase (decrease) .....        963,722    $ 11,780,830       1,419,849    $ 16,517,110
                                     =========================================================
ADVISOR CLASS SHARES:(b)
  Shares sold .................      1,759,152    $ 21,666,533       3,933,678    $ 42,065,946
  Shares issued in reinvestment
     of distributions .........        203,960       2,491,671           8,577          99,402
  Shares redeemed .............       (157,799)     (1,926,620)       (105,368)     (1,240,242)
                                     ---------------------------------------------------------
  Net increase (decrease) .....      1,805,313    $ 22,231,584       3,836,887    $ 40,925,106
                                     =========================================================

(a)   For the period November 3, 2003 (effective date) to March 31, 2004.

(b)   For the period June 2, 2003 (commencement of operations) to March 31,
      2004.

4.  TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

------------------------------------------------------------------------------------------
ENTITY                                                             AFFILIATION
------------------------------------------------------------------------------------------
Franklin Mutual Advisers LLC (Franklin Mutual)                     Investment manager
Franklin Templeton Services LLC (FT Services)                      Administrative manager
Franklin Templeton Distributors Inc. (Distributors)                Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)       Transfer agent


                                                              Annual Report | 37

FRANKLIN MUTUAL RECOVERY FUND

4.  TRANSACTIONS WITH AFFILIATES (CONTINUED)

A.  MANAGEMENT FEES

The Fund pays Franklin Mutual an investment management fee comprised of a "base fee" and a "performance adjustment". The base fee is calculated at the beginning of each month using an annual rate of 1.50% of the prior month's average daily net assets. The performance adjustment is calculated at the beginning of each month based on how much the Fund's total return exceeded or lagged its benchmark, the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index, (the "Fund performance differential"), over the preceding twelve-month period (the performance period). A performance adjustment is applicable if the Fund performance differential exceeds 1.00%, either upwards (an increase to the base fee) or downwards (a decrease to the base fee). The performance adjustment rate is equal to 0.01% for each additional 0.05% that the Fund performance differential exceeds 1.00%. The performance adjustment amount is determined by multiplying the performance adjustment rate by the average daily net assets of the performance period. The performance adjustment rate may not exceed 1.00% annualized, either upwards or downwards. At the end of each month, an annualized investment management fee ratio is calculated (total investment management fees divided by fiscal year to date average daily net assets). In accordance with the Investment Management Agreement, the investment management fee ratio may not exceed 2.50% or fall below 0.50% for the fiscal year.

Due to a change in the methodology used to calculate the performance management fee, Franklin Mutual agreed to reimburse management fees to the Fund, as noted in the Statement of Operations.

B.  ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the Fund's average daily net assets of the Fund.

C.  DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D.  SALES CHARGES/UNDERWRITING AGENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's share for the year:

Net sales charges received...................................       $53,840
Contingent deferred sales charges retained...................       $10,588


38 | Annual Report

FRANKLIN MUTUAL RECOVERY FUND

4.  TRANSACTIONS WITH AFFILIATES (CONTINUED)

E.  TRANSFER AGENT FEES

The Fund pays a transfer agent fee to Investor Services of 0.15% per year of the average daily net assets of the Fund.

The Fund paid transfer agent fees of $219,300, of which $178,958 was retained by Investor Services.

5.  EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

6.  INCOME TAXES

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, certain dividends on securities sold short, bond discounts and premiums, offering costs, and organizational costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, certain dividends on securities sold short, and bond discounts and premiums.

The tax character of distributions paid during the years ended March 31, 2005 and 2004, were as follows:

                                                  --------------------------
                                                     2005             2004
                                                  --------------------------
Distributions paid from:
  Ordinary income ............................    $6,966,412        $245,305
  Long term capital gain .....................       130,582              --
                                                  --------------------------
                                                  $7,096,994        $245,305
                                                  ==========================

At March 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments  .............................       $  146,081,971
                                                         ==============
Unrealized appreciation  .........................       $   13,905,948
Unrealized depreciation  .........................           (5,770,018)
                                                         --------------
Net unrealized appreciation (depreciation)  ......       $    8,135,930
                                                         ==============

Undistributed ordinary income.....................       $    3,928,484
Undistributed long term capital gains ............            1,392,116
                                                         --------------
Distributable earnings ...........................       $    5,320,600
                                                         ==============


                                                              Annual Report | 39

FRANKLIN MUTUAL RECOVERY FUND

7.  INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities and securities sold short) for the year ended March 31, 2005 aggregated $154,147,528 and $89,287,061, respectively.

Transactions in options written during the year ended March 31, 2005 were as follows:

                                    --------------------------------
                                                            PREMIUMS
                                    NUMBER OF CONTRACTS     RECEIVED
                                    --------------------------------
Options outstanding at
  March 31, 2004 ................               231        $  29,821
Options written .................            15,627           76,811
Options expired .................            (4,484)         (30,617)
Options exercised ...............           (10,444)         (12,089)
Options closed ..................              (616)         (45,287)
                                    ================================
Options outstanding at ..........
  March 31, 2005 ................               314        $  18,639
                                    ================================

8.  FORWARD EXCHANGE CONTRACTS

At March 31, 2005, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

---------------------------------------------------------------------------------------------------------------------
                                                                          IN          SETTLEMENT         UNREALIZED
CONTRACTS TO SELL                                                    EXCHANGE FOR        DATE             GAIN(LOSS)
---------------------------------------------------------------------------------------------------------------------
          420,000    Canadian Dollars ........          U.S.          $   347,743       4/21/05     U.S.   $     423
        2,712,260    British Pounds ..........                          5,184,532       6/08/05               78,957
        1,693,000    Euro ....................                          2,221,866       8/23/05               17,326
      116,153,712    Japanese Yen ............                          1,119,015       9/28/05               17,393
                                                                      -----------                          ---------
                                                        U.S.          $ 8,873,156                            114,099
                                                                      ===========                          ---------
  Unrealized gain on forward exchange contracts .................................................   U.S.   $ 114,099
                                                                                                           =========


---------------------------------------------------------------------------------------------------------------------
                                                                          IN          SETTLEMENT         UNREALIZED
CONTRACTS TO SELL                                                    EXCHANGE FOR        DATE             GAIN(LOSS)
---------------------------------------------------------------------------------------------------------------------
        3,416,860    Canadian Dollars ........          U.S.          $ 2,801,864       4/21/05     U.S.   $ (23,713)
          916,483    British Pounds ..........                          1,704,323       6/08/05              (21,537)
                                                                      -----------                          ---------

                                                                       $4,506,187                             (45,25
                                                                      ===========                          ---------
  Unrealized loss on forward exchange contracts .................................................            (45,250)
                                                                                                           ---------
     Net unrealized gain on forward exchange contracts ..........................................   U.S.   $  68,849
                                                                                                           =========


40 |  Annual Report

FRANKLIN MUTUAL RECOVERY FUND

9.  CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities if it becomes probable that the income will not be collected. The risks of purchasing these securities are that the issuer is unable to meet its obligation and any subsequent bankruptcy proceeding may result in unfavorable consequences to the Fund. At March 31, 2005, the value of these securities was $30,492,786, representing 18.76% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

At March 31, 2005, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At March 31, 2005, the Fund held investments in restricted and illiquid securities, as follows:

--------------------------------------------------------------------------------------------------------------------
  SHARES/
  PRINCIPAL                                                        ACQUISITION
  AMOUNT           ISSUER                                             DATE                  COST            VALUE
--------------------------------------------------------------------------------------------------------------------
        39,586     AboveNet Inc.................................      9/03/03            $ 1,511,610     $   948,615
           286     Elephant Capital Holdings Ltd................     10/22/03                286,248         380,589
         3,318     Esmark Inc., Series A, 10.00%, cvt. pfd......     11/08/04              3,317,600       3,317,600
       287,034     Imagine Group Holdings Ltd...................      8/31/04              2,939,659       2,939,667
        51,200     Occum Acquisition Corp.......................      7/27/04              5,120,000       5,888,000
     5,782,000     Seton House Finance Ltd., zero cpn.,
                     2/07/12 ...................................     12/01/03              2,008,465       1,911,269
                                                                                                         -----------
                   TOTAL RESTRICTED SECURITIES (9.47% of Net Assets)...............................      $15,385,740
                                                                                                         -----------

11.  OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual, the Fund's Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At March 31, 2005, such individuals serve in one or more of these capacities for AboveNet Inc., Esmark Inc., and Kindred Healthcare Inc. As a result of this involvement, the Investment Manager may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


                                                              Annual Report | 41

FRANKLIN MUTUAL RECOVERY FUND

12. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.


42 | Annual Report

FRANKLIN MUTUAL RECOVERY FUND

12. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

The Fund, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the Fund and other funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


                                                              Annual Report | 43

FRANKLIN MUTUAL RECOVERY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE FRANKLIN MUTUAL RECOVERY FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Franklin Mutual Recovery Fund (the Fund) as of March 31, 2005, and the related statement of operations and cash flows for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Franklin Mutual Recovery Fund at March 31, 2005, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLp

Boston, Massachusetts
May 10, 2005


44 | Annual Report

FRANKLIN MUTUAL RECOVERY FUND

TAX DESIGNATION

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates $1,522,698 as a capital gain dividend for the fiscal year ended March 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates up to a maximum of $1,092,611 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2005. In January 2006, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year March 31, 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund designates 11.36% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2005.


                                                              Annual Report | 45

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

---------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, PH.D. (63)     Trustee           Since 2003    7                         None
51 John F. Kennedy Parkway
Short Hills, NJ 07078-2715
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, NYU Salomon Center, Stern School
of Business, New York University; editor and author of numerous financial publications; and financial consultant; and FORMERLY
Vice Director, NYU Salomon Center, Stern School of Business, New York University.
---------------------------------------------------------------------------------------------------------------------------------
ANN TORRE GRANT (47)             Trustee           Since 2003    7                         Independent Director, SLM, Corporation
51 John F. Kennedy Parkway                                                                 (Sallie Mae); and Allied Capital
Short Hills, NJ 07078-2715                                                                 Corporation (financial services).
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
---------------------------------------------------------------------------------------------------------------------------------
BURTON J. GREENWALD (75)         Trustee           Since 2003    12                        Director, Fiduciary Emerging Markets
51 John F. Kennedy Parkway                                                                 Bond Fund PLC, Fiduciary International
Short Hills, NJ 07078-2715                                                                 Ireland Limited and William D. Witter,
                                                                                           Inc. (investment adviser).
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates; and management consultants to the financial services industry.
---------------------------------------------------------------------------------------------------------------------------------
BRUCE A. MACPHERSON (75)         Trustee           Since 2003    7                         None
51 John F. Kennedy Parkway
Short Hills, NJ 07078-2715
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers); and part owner
McKinstry Inc., Chicopee, MA (manufacturer of electrical enclosures).
---------------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (76)            Trustee           Since 2003    27                        None
51 John F. Kennedy Parkway
Short Hills, NJ 07078-2715
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
(1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
---------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (75)           Trustee           Since 2003    12                        None
51 John F. Kennedy Parkway
Short Hills, NJ 07078-2715
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
---------------------------------------------------------------------------------------------------------------------------------


46 |  Annual Report

---------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
LEONARD RUBIN (79)               Trustee           Since 2003    12                        None
51 John F. Kennedy Parkway
Short Hills, NJ 07078-2715
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and Chairman of the
Board, Carolace Embroidery Co., Inc. (until 1996).
---------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (59)              Trustee and       Trustee       12                        Director, El Oro and Exploration Co.,
51 John F. Kennedy Parkway       Chairman of       since 2003                              p.l.c.; and FORMERLY, Director, El Oro
Short Hills, NJ 07078            the Board         and Chairman                            Mining and Exploration Company, p.l.c
                                                   of the Board                            and The Exploration Company, p.l.c.
                                                   since March                             (until 2003).
                                                   2005
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
---------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

---------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (80)        Trustee           Since 2003    18                        None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024-2920
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Portfolio Advisers, Inc.; President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of seven of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------
**ANNE M. TATLOCK (65)           Trustee           Since 2003    7                         Director, Fortune Brands, Inc.
600 Fifth Avenue, 7th Floor                                                                (consumer products) and Merck & Co.
New York, NY 10020-2302                                                                    Inc. (pharmaceuticals)
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman, Member - Office of the Chairman and
Director, Franklin Resources, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.
---------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (52)              Chief Compliance  Since July    Not Applicable            Not Applicable
One Franklin Parkway             Officer           2004
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources,
Inc.; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
---------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 47

---------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
PHILIPPE BRUGERE-TRELAT (55)     Vice President    Since March   Not Applicable            Not Applicable
51 John F. Kennedy Parkway,                        2005
Short Hills NJ 07078-2715
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav);
and officer of seven of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (57)            Senior Vice       Since 2003    Not Applicable            Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief Executive
Fort Lauderdale, FL 33394-3091   Officer -
                                 Finance and
                                 Administration
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (57)               Vice President    Since 2003    Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
---------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (57)            Vice President    Since 2003    Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and
Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management,
Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S.
Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court
(District of Massachusetts) (until 1979).
---------------------------------------------------------------------------------------------------------------------------------


48 | Annual Report

---------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (67)           Vice              Since 2003    Not Applicable        Not Applicable
600 Fifth Avenue                 President -
Rockefeller Center               AML
New York, NY 10020-2302          Compliance
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals,
Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------
MICHAEL MORANTZ (36)             Treasurer         Since July    Not Applicable            Not Applicable
500 East Broward Blvd.                             2004
Suite 2100
Fort Lauderdale,
FL 33394-3091
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of two of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (67)           Vice President    Since 2003    Not Applicable            Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and
Director, Templeton Asset Management Ltd. (until 1999).
---------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (53)             Chief Financial   Since 2004    Not Applicable            Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale,                 Accounting
FL 33394-3091                    Officer
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
---------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** William J. Lippman is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Anne M. Tatlock is considered to be an interested person of the Trust under the federal securities laws due to her position as an officer and director of Resources. David J. Winters is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the Trust's adviser.

THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE GRANT, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 49

FRANKLIN MUTUAL RECOVERY FUND

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


50 | Annual Report

                      This page intentionally left blank.

                      This page intentionally left blank.

LITERATURE REQUEST

TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN (R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR
BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World  Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II(1)
Franklin Small Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund(4)

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin's AGE High Income Fund
Franklin Federal Money Fund(5),(6)
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust(3)
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund (5),(7)
Franklin Money Fund (5),(6)
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund

TAX-FREE INCOME(8)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(9)
Tax-Exempt Money Fund(5),(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(10)
Colorado
Connecticut
Florida(10)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(9)
Michigan(9)
Minnesota(9)
Missouri
New Jersey
New York(10)
North Carolina
Ohio(9)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(11)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

(5) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(6) Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

(7) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(8) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(9)   Portfolio of insured municipal securities.

(10) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(11) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/05                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906


|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN MUTUAL RECOVERY FUND

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN (R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

471 A2005 05/05

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(a), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Grant, and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $50,000 for the fiscal year ended March 31, 2005 and $17,519 for the fiscal year ended March 31, 2004.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $4,000 for the fiscal year ended March 31, 2005 and $0 for the fiscal year ended March 31, 2004. The services for which these fees were paid included attestation services.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $50,000 for the fiscal year ended March 31, 2005 and $12,750 for the fiscal year ended March 31, 2004. The services for which these fees were paid included tax preparation and advise.

(d) All Other Fees
There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $36,355 for the fiscal year ended March 31, 2005 and $19,250 for the fiscal year ended March 31, 2004. The services for which these fees were paid included security valuation services.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $90,355 for the fiscal year ended March 31, 2005 and $32,000 for the fiscal year ended March 31, 2004.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Edward I. Altman, Ann Torre Grant and Robert E. Wade.


ITEM 6. SCHEDULE OF INVESTMENTS.  N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Mutual Advisers, LLP in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of directors; defer to the voting recommendation of the Fund's board of directors, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available on-line at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASES.       N/A


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITYU HOLDERS.

There have been no changes to the procedures by which shareholders may rcommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 10. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(a) Code of Ethics

(b) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL RECOVERY FUND

By /s/JIMMY D. GAMBILL
  -----------------------
     Jimmy D. Gambill
     Chief Executive Officer - Finance and Administration
Date May 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/JIMMY D. GAMBILL
  -----------------------
     Jimmy D. Gambill
     Chief Executive Officer - Finance and Administration
Date May 20, 2005



By /s/GALEN G. VETTER
   ------------------------------
      Galen G. Vetter
      Chief Financial Officer
Date May 20, 2005